UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	September 1, 2022
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 21st Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shutterstock, Inc. (the “Company”) previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 1, 2022, that Peter Silvio, the Company’s Chief Technology Officer, resigned. Mr. Silvio continued to be employed by the Company and to assist in transition duties until September 1, 2022.
In connection with Mr. Silvio’s departure from the Company, the Company and Mr. Silvio have entered into a Separation Agreement and General Release (the “Agreement”), dated as of September 1, 2022, pursuant to which the Company and Mr. Silvio agreed upon the terms of Mr. Silvio’ separation from the Company. Pursuant to the Agreement, upon Mr. Silvio’ entry into a general release of claims, Mr. Silvio will be entitled to the following:
•severance in an aggregate amount equal to Mr. Silvio's base salary of $400,000, which will be paid in installments over 12 months from his separation date in accordance with the Company's regular payroll procedures, with amounts otherwise payable during the first 60 days following separation made on the 60th day after his separation date;
•reimbursement for premiums paid for coverage pursuant to COBRA for Mr. Silvio and his eligible dependents for a period starting on his separation date for a period of up to 12-months;
•a pro rata bonus based on actual performance for 2022, less applicable taxes and withholding, payable no later than March 15, 2023; and
•vesting of outstanding equity awards as provided in the Agreement.
Mr. Silvio has also agreed to continue to be bound by his Non-Disclosure, Non-Compete and Non-Solicitation Agreement, as modified by the Agreement.
The foregoing description of the Agreement is qualified in its entirety by the text of the Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.
10.1Separation Agreement and General Release, dated September 1, 2022
104Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Separation Agreement and General Release, dated September 1, 2022

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: September 7, 2022	By:	/s/ Jarrod Yahes
Jarrod Yahes
Chief Financial Officer
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